AEGON/TRANSAMERICA SERIES TRUST

Supplement dated January 18, 2006 to the Prospectus dated May 1, 2005, as previously supplemented

* * *

Transamerica Growth Opportunities

The following information supplements, amends, and replaces the information in the Prospectus regarding Transamerica Growth Opportunities:

The Board of Trustees of ATST, on behalf of Transamerica Growth Opportunities, has approved certain changes to the principal investment strategies of the portfolio to permit investment of a larger portion of portfolio assets in securities of issuers with market capitalizations in excess of $5 billion at the time of purchase.

Accordingly, effective January 18, 2006, the third paragraph under the section entitled “Principal Investment Strategies” on page TGO-1 of the Prospectus is hereby replaced with the following information:

TIM generally invests at least 65% of the portfolio’s assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

In addition, in light of the above change to the portfolio’s investment strategies, the portfolio’s benchmark index has been changed from the Russell 2500 Growth Index to the Russell Midcap® Growth Index, which more accurately reflects the revised investment strategies of the portfolio.

Accordingly, on page TGO-2 of the Prospectus, the first sentence under the heading “Past Performance” is hereby replaced with the following sentence:

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Russell Midcap® Growth Index, a widely recognized unmanaged index of market performance, which measures the performance of mid-cap growth companies (mid-cap companies with high price-to-book ratios and high forecasted growth values).

The following is hereby added right above the last row of the table entitled “Average Annual Total Returns” on page TGO-3:

	1 Year	Since Inception (May 2, 2001)

Russell Midcap® Growth Index	15.48%	2.45%

The following is added as footnote 2 to the Russell 2500 Growth Index under the same table:

This index served as the portfolio’s benchmark prior to January 18, 2006. This benchmark index change was made as the Russell Midcap® Growth Index more accurately reflects the principal investment strategies of the portfolio.

* * *

Investors Should Retain This Supplement For Future Use

AG01314